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                                                                Exhibit 10.29(b)

                                                                  Execution Copy




                      SECOND AMENDMENT TO CREDIT AGREEMENT
                            AND ASSUMPTION AGREEMENT



                 THIS SECOND AMENDMENT TO CREDIT AGREEMENT AND ASSUMPTION AGREEMENT, dated as of March 1, 1995 (this "Amendment"), is among CMS NOMECO OIL & GAS CO., formerly known as NOMECO OIL & GAS CO., a Michigan corporation (the "Company"), the banks set forth on the signature pages hereof (collectively, the "Banks") and NBD BANK, formerly known as NBD BANK, N.A., as agent for the Banks (in such capacity, the "Agent").


                                    RECITALS

                 A. The Company, the Banks and the Agent are parties to an Amended and Restated Credit Agreement, dated as of November 1, 1993, amended by a First Amendment to Credit Agreement dated December 23, 1994 (the "Credit Agreement").

                 B. The Company has requested that the Agent and the Banks amend the Credit Agreement as set forth herein.


                                     TERMS

                 In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:


ARTICLE I. AMENDMENTS AND ADDITION OF ABN-AMRO BANK N.V., CHICAGO BRANCH. Upon the satisfaction of the condition precedent described in Article III hereof, the Credit Agreement shall be amended as follows:

                          1.1     NBD Bank, N.A. has changed its name to NBD
Bank and NOMECO Oil & Gas Co. has changed its name to CMS NOMECO Oil & Gas Co. Accordingly, all references to NBD Bank, N.A. and NOMECO Oil & Gas Co. contained in the Credit Agreement, the Notes and all other documents and agreements executed in connection with the Credit Agreement shall be deemed references to NBD Bank and CMS NOMECO Oil & Gas Co., respectively.
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                          1.2     ABN-AMRO Bank N.V., Chicago Branch (the "New
Bank") has agreed to become a Bank under the Credit Agreement, with its Commitment and Pro Rata Share and address for notice as described next to its signature below. The New Bank (i) confirms that it has received a copy of the Credit Agreement and related documents, the First Amendment to Credit Agreement dated December 23, 1994, together with copies of the financial statements referred to in Section 6.6 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assumption Agreement; (ii) agrees that it will, independently and without reliance upon the Agent or any Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement;
(iii) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to the Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (iv) agrees that it will perform in accordance with their terms of all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Bank; and
(v) if the New Bank is organized under the laws of a jurisdiction outside the United States, attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the New Bank's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the New Bank under the Credit Agreement and the Notes or such other documents as are necessary to indicate that all such payments are subject to such taxes at a rate reduced by an applicable tax treaty.

                          1.3     The Commitment and Pro Rata Share of each
Bank under the Credit Agreement shall be as described next to its signature below, which shall be deemed to amend and modify the Pro Rata Share of NBD Bank, Bank of Montreal and Banque Paribas, New York Branch as currently described in the Credit Agreement. The New Bank shall be a Bank for all purposes under the Credit Agreement.

                          1.4     Simultaneously herewith, the Company shall
deliver a Revolving Credit Note duly executed to the New Bank in the amount of its Commitment (the "Additional Note"). All references to the Revolving Credit Notes in the Credit Agreement and in any agreement or the document executed in connection therewith shall be deemed references to the existing Revolving Credit Notes and the Additional Note, as amended or modified from time to time and together with any promissory note or notes issued in exchange or replacement therefor.

                          1.5     All references to "20%" in Section 9.6(a)
shall be deleted and "15%" shall be substituted in each place thereof.

                          1.6     Reference in Section 10.6(i) to
"$110,000,000" shall be deleted and "$130,000,000" shall be substituted in place thereof.





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ARTICLE II.  REPRESENTATIONS.  The Company represents and warrants to the Agent and the Banks that:

                 2.1 The execution, delivery and performance of this Amendment and the Additional Note are within its powers, have been duly authorized and are not in contravention with any law, of the terms of its Articles of Incorporation or By-laws, or any undertaking to which it is a party or by which it is bound.

                 2.2 This Amendment and the Additional Note are the legal, valid and binding obligations of the Company enforceable against it in accordance with their terms.

                 2.3 After giving effect to the amendments herein contained, the representations and warranties contained in Section 6 of the Credit Agreement are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

                 2.4 No Event of Default or any event or condition which might become an Event of Default with notice or lapse of time, or both, exists or has occurred and is continuing on the date hereof.

                 2.5 The most recent amendment to the Private Placement Agreements was the Second Amendment to Note Agreements dated as of November 1, 1993, a complete copy of which was delivered to the Banks, and no further modification or amendment thereto is currently contemplated.

                 2.6 Other than NOMECO Colombia Oil Company and Explotaciones NOMECO, Inc., each of which has delivered a Guaranty, and Walter International which will be joining in the Guaranty pursuant hereto, as the transactions contemplated by the Purchase Documents have been completed, no other Restricted Subsidiary is required to deliver a Guaranty pursuant to
Section 7.2(h)(ii) of the Credit Agreement.


ARTICLE III.  CONDITIONS PRECEDENT.

                 3.1 This Amendment shall not become effective until (a) the Company delivers to the Agent and the Banks copies of resolutions adopted by the Board of Directors of the Company evidencing the due authorization of this Amendment and the Additional Note by the Company, (b) the Company shall have executed the Additional Note, (c) Walter International shall join in the Guaranty and deliver a board resolution to the Banks, each in form satisfactory to the Majority Banks, (d) general counsel to the Company shall deliver a letter to the New Bank authorizing the New Bank to rely on his opinion issued to the Banks and (e) the Company, the Agent, the Majority Banks and the New Bank shall execute this Amendment.





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ARTICLE IV.  MISCELLANEOUS.

                 4.1 References in the Credit Agreement or in any Note, certificate, instrument or other document to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby and as further amended from time to time.

                 4.2 The Company agrees to pay and to save the Agent harmless for the payment of all costs and expenses arising in connection with this Amendment, including the reasonable fees of counsel to the Agent in connection with preparing this Amendment and the related documents.

                 4.3 Except as expressly amended hereby, the Company agrees that (a) the Credit Agreement, the Notes and all other documents and agreements executed by the Company in connection with the Credit Agreement in favor of the Agent or the Banks are ratified and confirmed and shall remain in full force and effect and (b) it has no set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

                 4.4 This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument, and telecopied signatures shall be effective.


                 IN WITNESS WHEREOF, the parties signing this Amendment have caused this Amendment to be executed and delivered as of the day and year first above written, which shall be the effective date of this Amendment.



                                        CMS NOMECO OIL & GAS CO.


                                        By: /s/ Paul E. Geiger
                                           -----------------------------------

                                            Its: Vice President, Secretary
                                                ------------------------------
                                                   and Treasurer
                                                   -----------------------------

                                        NBD BANK, as a Bank and as Agent


Commitment:  $45,000,000                By: /s/ W. Scott Bennett
                                           ----------------------------------

Pro Rata Share:  34.6154%                   Its: Vice President
                                                --------------------------------





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                                         BANK OF MONTREAL


Commitment:  $40,000,000                 By: /s/ J. Michael Linton
                                            ----------------------------------

Pro Rata Share 30.7692%                      Its: Director
                                                 -----------------------------



                                         BANQUE PARIBAS


Commitment:  $25,000,000                 By:/s/ Clark K. Thompson
                                            ----------------------------------

Pro Rata Share 19.2308%                      Its: Group Vice President
                                                 -----------------------------



135 South LaSalle Street                 ABN-AMRO BANK N.V.,
Chicago, Illinois 60603                    CHICAGO BRANCH
Attention:  James R. Morgan
Telephone No: (312) 904-5216             By: /s/ James R. Morgan
Telecopy No:  (312) 606-8425                ----------------------------------
Commitment: $20,000,000
                                             Its: Vice President
                                                 -----------------------------
Pro Rate Share:  15.3846%
                                         And: /s/ John Wm. Stanger
                                             ---------------------------------

                                             Its: Group Vice President
                                                 -----------------------------










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